UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission	(IRS Employer
File No.)	Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.                                        Results of Operations and Financial Condition.

The information under this caption and contained in the press release attached hereto as Exhibit 99.1 is furnished by Trevena, Inc. (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

On November 8, 2018, the Company issued a press release announcing its financial results for the quarter ended September 30, 2018.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.05                                           Costs Associated with Exit or Disposal Activities.

On November 8, 2018, management of the Registrant, upon the approval of the Board of Directors of the Company, announced a workforce restructuring (the “Restructuring”) of approximately one-third of its workforce, or 14 employees, intended to lower the Registrant’s annualized net operating cash burn.  The Restructuring is expected to be completed as of December 31, 2018.

The Registrant has determined that the total costs related to the Restructuring are estimated to be up to approximately $1.3 million, all of which is expected to result in future cash outlays primarily related to severance costs and related expenses.  The Registrant expects to record these charges in the fourth quarter of 2018.

Item 8.01                                           Other Events.

On November 8, 2018, the Company issued a press release announcing financial results for the quarter ended September 30, 2018 and the Restructuring.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                       Exhibits

Number	Description

99.1	Press Release dated November 8, 2018

2

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated November 8, 2018

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: November 8, 2018	By:	/s/ John P. Hamill
John P. Hamill
Vice President, Finance

4